Institutional Class HYFAX
Administrative Class HYFRX
Invester Class HYFIX
Harbor High-Yield Bond Fund

Supplement to Summary Prospectus dated March 1, 2015
The following information regarding Shenkman Capital Management, Inc., the subadviser for Harbor High-Yield Bond Fund, will be changing effective January 1, 2016:
Mark Flanagan, one of the six co-portfolio managers for Harbor High-Yield Bond Fund, will be retiring from Shenkman Capital Management, Inc. at the end of 2015. Mark Shenkman, Eric Dobbin, Justin Slatky, Steven Schweitzer and Robert Kricheff will continue to serve as co-portfolio managers for the Fund following Mr. Flanagan’s retirement using the same team-based approach with Mr. Dobbin remaining the lead portfolio manager of the Fund.
November 27, 2015
Investors Should Retain This Supplement For Future Reference
S1127.SP.HYB